Strategic Merger Presentation December 2021 best-in-class specialty distribution Holding Company Exhibit 99.2

Safe Harbor Additional Information about the Proposed Combination and Where to Find It  In connection with (i) the proposed transactions between Lawson Products, Inc. (“Lawson”), TestEquity Acquisition, LLC (“TestEquity”) and LKCM TE Investors, LLC (the “TestEquity Equityholder”), including the proposed merger of TestEquity with a subsidiary of Lawson, with TestEquity surviving the merger as a wholly-owned subsidiary of Lawson, and the issuance of Lawson common stock to the TestEquity Equityholder in connection therewith, and (ii) the proposed transactions between Lawson, 301 HW Opus Holdings, Inc. (“Gexpro Services”) and 301 HW Opus Investors, LLC (the “Gexpro Services Stockholder”), including the proposed merger of Gexpro Services with a subsidiary of Lawson, with Gexpro Services surviving the merger as a wholly-owned subsidiary of Lawson, and the issuance of Lawson common stock to the Gexpro Services Stockholder in connection therewith, Lawson plans to file relevant materials, including a proxy statement on Schedule 14A, with the Securities and Exchange Commission (the “SEC”).  The definitive proxy statement (when available) will be disseminated to stockholders of Lawson entitled to vote on the proposed transactions. LAWSON STOCKHOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ALL DOCUMENTS INCORPORATED BY REFERENCE THEREIN), AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR MAY BE FILED WITH THE SEC, IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  Stockholders will be able to obtain free copies of the proxy statement (when available) and other relevant documents filed by Lawson with the SEC from the SEC's website at www.sec.gov.  In addition, the proxy statement (when available) and other relevant documents filed by Lawson with the SEC may also be obtained free of charge from the Investor Relations section of Lawson’s website at www.lawsonproducts.com/company-info/investor-relations, or by contacting Lawson’s Investor Relations Department by email at Investors@lawsonproducts.com or by telephone at 773-304-5050.   Participants in the Solicitation Lawson and its directors and executive officers may be deemed, under SEC rules, to be participants in the solicitation of proxies from Lawson’s stockholders in connection with the proposed transactions.  Information about Lawson’s directors and executive officers and their direct and indirect interests in Lawson, by security holdings or otherwise, is included in Lawson’s Annual Report on Form 10-K for the year ended December 31, 2020, which was filed with the SEC on February 26, 2021, in its proxy statement for its 2021 annual meeting of stockholders, which was filed with the SEC on April 1, 2021, and in other documents filed by Lawson with the SEC.  To the extent holdings of Lawson’s securities by such participants are not reported in, or have changed since the amounts disclosed in, the proxy statement for Lawson’s 2021 annual meeting of stockholders, such changes have been reflected on Initial Statements of Beneficial Ownership of Securities on Form 3 and/or Statements of Changes in Beneficial Ownership on Form 4 subsequently filed with the SEC.  Additional information regarding Lawson’s directors and executive officers, including their interests in the proposed transactions, will be contained in the proxy statement and other relevant documents to be filed with the SEC when they become available.  These documents may be obtained free of charge using the sources indicated above. Cautionary Note Regarding Forward-Looking Statements  This document contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involves risks and uncertainties. The terms “anticipate,” “believe,” “contemplates,” “continues,” “could,” “ensure,” “estimate,” “expect,” “forecasts,” “if,” “intend,” “likely,” “may,” “might,” “objective,” “outlook,” “plan,” “positioned,” “potential,” “predict,” “probable,” “project,” “shall,” “should,” “strategy,” “will,” “would,” and other words and terms of similar meaning and expression are intended to identify forward-looking statements. Forward-looking statements can also be identified by the fact that they do not relate strictly to historical or current facts. Such forward-looking statements are based on current expectations and involve inherent risks, uncertainties and assumptions, including factors that could delay, divert or change any of them, and could cause actual outcomes to differ materially from current expectations. Lawson can give no assurance that any goal or plan set forth in forward-looking statements can be achieved and Lawson cautions readers not to place undue reliance on such statements, which speak only as of the date made. Lawson undertakes no obligation to release publicly any revisions to forward-looking statements as a result of new information, future events or otherwise. Actual results may differ materially from those projected as a result of certain risks and uncertainties. Certain risks associated with Lawson’s business are also discussed from time to time in the reports Lawson files with the SEC, including Lawson’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, Lawson’s Quarterly Reports on Form 10-Q and Lawson’s Current Reports on Form 8-K. In addition, the following factors, among others, could cause actual outcomes and results to differ materially from those discussed in the forward-looking statements: the possibility that the mergers will not be consummated or delays in consummating the mergers; the possibility that the closing conditions set forth in either of the merger agreements will not be satisfied, including among others (1) receipt of the required stockholder approvals and (2) receipt of the necessary regulatory approvals required to permit the mergers; unanticipated difficulties or expenditures relating to the mergers; and any problems arising in combining the businesses of Lawson, TestEquity and Gexpro Services, which may result in the combined company not operating as effectively and efficiently as expected.

STRATEGIC COMBINATION OVERVIEW

Holding Company

Bringing Three Leading High-Touch, Highly-Entrenched, Specialty Distribution Companies Together

LAWSON Products

- Leading North American vendor managed inventory distributor of C-parts to the MRO aftermarket customers
- Embedded with customer operations via unique high-touch VMI model
- 90,000+ customers with daily or weekly contact
- 1,200+ sales reps providing on-site solutions
- Strong mix of highly engineered private label products

Gexpro Services

- Leading global provider of C-parts and supply chain services to OEM production suppliers
- Best-in-class sourcing and services capabilities
- Tailored VMI and kitting supply-chain services for the most discerning global OEMs
- Strong industry tailwinds in key renewables and technology markets
- Long-term customer partnerships with embedded supply chains
- Actionable acquisition pipeline

TestEquity

- Leading independent North American Test & Measurement distributor
- Secular tailwinds from 5G and electrification
- Built-in organic growth with service and calibration capabilities
- Sticky customer relationships due to robust, highly specialized solder product offering
- Highly evolved digital strategy leverageable across the platform
- Actionable acquisition pipeline

✓ Improved Capabilities ✓ More Durable through Cycles ✓ Increased Profitability ✓ Accelerated Growth Opportunities

Strategic Combination Highlights

- All-stock transaction creates high shareholder and management alignment. Long-term focused, value-added active shareholders with best-in-class distribution resources and proven experience perfectly aligned with public shareholders
- Holding Company to operate as a family of strategic distribution platforms, with ability to cross-sell product portfolios and customer bases
- Opportunistically gain operating leverage through selective shared G&A spend without disrupting customer-facing elements of each business
- Well-positioned and resourced to aggressively execute on actionable M&A pipeline with a strong balance sheet and enhanced free cash flow
- Capital and capabilities to leverage best-in-class technology, supply chain and other teams across the platform for greater organic growth

3

ESTIMATED PRO FORMA FINANCIALS & OWNERSHIP

Holding Company

Revenue[1]	Adjusted EBITDA[1]	Free Cash Flow[1][2]



TestEquity
26%
40%
> $1 billion
34%
Gexpro Services



TestEquity
21%
35%
> $100mm
44%
Gexpro Services



TestEquity
19%
33%
~$90mm
48%
Gexpro Services

Valuation & Pro Forma Ownership[3][4]

Enterprise Value Allocation	Pro Forma Equity Ownership %



TestEquity
23%
39%
38%
Gexpro Services



Net Debt
~3x PF Leverage
TestEquity
17%
47%
36%
Gexpro Services

(1) Financial information represents pro forma calendar year 2021 estimated results, including acquisitions with executed purchase agreements or letter of intent as of the signing date
(2) Free Cash Flow calculated as Adjusted EBITDA – Capital Expenditures
(3) Enterprise Values and Pro Forma Ownership include value allocation for acquisitions under a binding purchase agreement as of the signing, net of cash needed to consummate such acquisitions
(4) Enterprise Values and Pro Forma Ownership exclude Holdback Shares, which may be issued to Gexpro Services & TestEquity post-closing upon achievement of certain objectives in the merger agreements

4

POSITIONED FOR SUSTAINABLE GROWTH

Holding Company

Lawson Products / Gexpro Services / TestEquity

Durable Business with Diverse Demand Drivers

- ✓ Exposure to production + maintenance demand smooths cyclical impacts
- ✓ 120,000+ customers with highly embedded customer services
- ✓ Significant end market diversity across North America, Europe and Asia
- ✓ World-class global supply chain capabilities across the platform
- ✓ Leverage global salesforce, facilities, sourcing and technology capabilities
- ✓ Low financial leverage provides for downside protection and significant acquisitive growth potential

Embedded Growth and Improvement Opportunities

Above Market Organic Growth

- Increase wallet share (cross-selling / lead sharing)
- Growing end markets (IoT, semiconductor, renewables)
- Leverage best-in-class services (VMI, sourcing, logistics)
- Expand digital capabilities across the platform

+ Accretive Acquisition Opportunity

- $57 billion combined market
- Highly fragmented industries
- Track record of accretive acquisitions

+ Operational Initiatives

- Leverage common processes and functions
- Facility sharing / consolidation
- Benefits of scale

>$1 billion Revenue (1)
>$100 million Adjusted EBITDA (1)

Positioned for organic and acquired growth in massive fragmented market

Combination Underpinned by Common Core Business & Cultural Attributes

- ✓ Operational Excellence
- ✓ Critical, Embedded Value-Added Services
- ✓ 90%+ Annual Revenue Retention
- ✓ High-Touch, Best-in-Class Service Models
- ✓ Leadership in Core Markets

(1) Financial information represents pro forma calendar year 2021 estimated results, including acquisitions with executed purchase agreements or letter of intent as of the signing date

5

SIGNIFICANT ACQUISITION OPPORTUNITIES ACROSS LARGE, HIGHLY FRAGMENTED MARKETS

Holding Company

LAWSON Products / Gexpro Services / TestEquity

Significant Momentum with Recent Acquisitions …

PARTSMASTER ALWAYS RUNNING

- Sizeable "DNA match" acquisition for Lawson platform
- Highly accretive with significant cost synergies
- Completed August 2020

Omni FASTENERS

- Tuck-in acquisition for Gexpro Services
- Complementary value-added fabrication capabilities
- Significant commercial synergies
- Completed June 2021

mcstest

- European expansion for TestEquity platform
- Important expansion in partnership with key suppliers
- Further penetration into Telecom/5G market
- Completed July 2021

NATIONAL ENGINEERED FASTENERS INC.

- Strategic expansion into Canada & Mexico for GS
- Loyal customer base with high service levels
- Ability to serve existing customers in new markets
- Completed November 2021

Resolux

- Leading global renewables supplier (GS acquisition)
- Longstanding relationships with global wind OEMs
- Establishes Gexpro Services as a true global player
- Signed November 2021, expected to close Jan 2022

… With an Active Pipeline in Multiple Attractive Markets

✓ Well-respected brands viewed as credible acquirors with longstanding relationships in massive markets

✓ Highly fragmented with hundreds of small regional competitors across end markets with limited succession planning

✓ Significant scale benefits including more advanced (and lower cost) global sourcing, ability to leverage customer relationships and technology globally

Estimated Addressable Market[1] ($bn)



$20
$30
$5
$2
$57
MRO Distribution
OEM Distribution
T&M Equipment
T&M Svc + Calibration
Pro Forma

(1) Market size represent management estimates and apply to specific categories offered by the specific companies in each market

6

Highly Attractive to Lawson Shareholders Cash EPS calculated as (Net Income (excluding potential transaction fees) + Depreciation & Amortization) / Fully Diluted Shares Outstanding Free Cash Flow Conversion calculated as (Adjusted EBITDA – Capital Expenditures) / Adjusted EBITDA Market size represent management estimates and apply to specific categories offered by the specific companies in each market Financial information represents pro forma calendar year 2021 estimated results, including acquisitions with executed purchase agreements or letter of intent as of the signing date Highly accretive Scale to invest in organic and acquisitive growth strategies ü Focus on end markets with long-term secular growth ü Platform Focus on Asset-Light, High ROIC Businesses ü Significantly Increased Scale(4) ü >20% Accretive To Cash EPS in 2022(1) $100mm+ EBITDA To Reinvest in Growth Initiatives Renewables Technology IoT Revenue ($mm) Adjusted EBITDA ($mm) 85%+ Free Cash Flow Conversion(2) Larger, more actionable acquisition opportunity to reinvest cash ü Leading Acquiror ~2.5x ~2.8x $57bn Addressable Market(3) Thousands of Actionable Opportunities 8.5% 9.6% Margin Accretive 9.6% 8.5%

TRANSACTION OVERVIEW

Holding Company

Lawson Products / Gexpro Services / TestEquity

Transaction Structure

- All-stock transaction with LKCM and affiliates retaining significant ownership
- Enterprise Value allocated at equal Enterprise Value /2021E EBITDA multiples
- Pro Forma Equity Ownership(1): 47% Lawson, 36% Gexpro Services, 17% TestEquity

Leadership & Governance

- Existing Lawson Board of Directors to remain intact
- Voting Agreement entered into between LKCM and Lawson Products
- Lawson, TestEquity and Gexpro Services will continue to be led by their existing senior management teams

Approvals & Timing

- Unanimously approved by the Lawson, Gexpro Services and TestEquity Boards of Directors, each of which received fairness opinions
- Transaction subject to approval of a majority of the disinterested Lawson shareholders present at a stockholders meeting
- Transaction subject to regulatory approvals and other customary closing conditions
- Expected closing in Q2 2022

(1) Pro Forma Equity Ownership excludes Holdback Shares, which may be issued to Gexpro Services & TestEquity post-closing upon achievement of certain objectives in the merger agreements

8

LKCM HEADWATER INTRODUCTION

Holding Company

LAWSON Products / Gexpro Services / TestEquity

LKCM
LUTHER KING CAPITAL MANAGEMENT

Privately owned SEC-registered investment advisor

Founded in 1979 with over 50 investment professionals

~$25 billion of assets under management *(9/30/21)*

Primarily long-term, long-equity focused for taxable individuals and families

LKCM HEADWATER INVESTMENTS

Private equity arm of LKCM

Over 100 years of collective private equity experience

LKCM, GP and affiliates are largest investor (1/3rd of capital)

Flexible mandate with focus on U.S. lower mid-market buyouts

More than $2.0 billion of committed private capital

In addition to decades of investing in public distribution companies, LKCM, Headwater and their affiliates have significant experience investing in private distribution companies

	Company	Description
Current	Gexpro Services	Value-added distributor specializing in designing and implementing supply chain solutions / VMI for OEM customers
Current	Building Controls & Solutions	Leading provider of building automation, controls and gas detection solutions for the commercial buildings market
Current	relevant.	Value-added instrumentation, controls, and automation distributor with engineering and service capabilities
Current	TestEquity	Largest North American specialty distributor of electronic T&M equipment and production supplies
Former	BearCom	North America's leading value-added distributor and service provider of mission-critical communication solutions
Former	GSMS	High growth value-added distributor, packager and re-packager of generic pharmaceuticals
Former	IDG Industrial Distribution Group	Provider of supply chain solutions and distributor of indirect materials primarily to manufacturers
Former	Rawson	Leading value-added instrumentation and valve distributor based in the Gulf Coast business

9

LKCM HEADWATER & MANAGEMENT ALIGNMENT WITH SHAREHOLDERS

Holding Company

- LKCM, its affiliates and management receive no cash proceeds and sell no shares in combination
- LKCM, its affiliates and management maintain a substantial investment in the holding company (~75%)
- LKCM and affiliates receive no financial compensation for oversight activities and other efforts
- Bryan King remains Chairman of the Board on an unpaid basis

Illustrative Pro Forma Equity Ownership[1]

✓ LKCM & Affiliates increasing ownership from 48% to 65% of pro forma outstanding shares

✓ Lawson, Gexpro Services & TestEquity management teams represent up to ~10% of pro forma outstanding shares

				No Earnout			Max Earnout		
	Pre-Transactions			Post-Transactions			Post-Transactions		
Shareholder Group	Lawson	Gexpro Services	TestEquity	Lawson	Gexpro Services	TestEquity	Lawson	Gexpro Services	TestEquity
LKCM & Affiliates	48%	79%	75%	64%	-	-	65%	-	-
Others	50%	4%	14%	27%	-	-	26%	-	-
Management	2%	17%	11%	9%	-	-	10%	-	-

(1) Ownership includes direct and indirect ownership

10

Holding Company investment Summary Combined estimated pro forma annual revenue of more than $1 billion and combined estimated pro forma annual adjusted EBITDA of more than $100 million(1) Balanced mix of production (OEM) and maintenance/aftermarket (MRO) serving 120,000+ longstanding customers reduces cyclical impacts of short- and long-term demand drivers Ability to enhance long-term organic growth rates through offering more products and services to each company’s customers, many of which are experiencing secular tailwinds Robust acquisition pipeline with active negotiations with several accretive targets likely to close in the next 6 to 18 months Enhanced product sourcing opportunities including private label opportunities while expanding channels to market Ability to leverage best practices, back-office resources and technology across the platform to help drive operating efficiencies and leverage shared solutions Long-term investor with distribution focus as strategic partner with long-term investment horizon to compliment best-in-class, well-aligned management teams focused on growing their businesses together Asset-light business model with keen focus on generating high returns on invested capital Pro forma debt to adjusted EBITDA of approximately 3x at closing Financial information represents pro forma calendar year 2021 estimated results, including acquisitions with executed purchase agreements or letter of intent as of the signing date

# INVESTOR CONTACTS

Holding Company

LAWSON Products / Gexpro Services / TestEquity

**Steven Hooser or Dave Mossberg**

Three Part Advisors, LLC

(214) 872-2710

shooser@threepa.com, dmossberg@threepa.com

**And see our Website at:**

www.lawsonproducts.com

www.testequity.com

www.gexproservices.com

12